Exhibit 99.1

CoreLogic Board Unanimously Rejects Opportunistic Acquisition Proposal from Senator and Cannae

Determines Proposal Significantly Undervalues CoreLogic, Raises Serious Regulatory Concerns,

and is Not in Best Interests of Shareholders

Materially Raises Full Year 2020 Financial Guidance and Provides Guidance for 2021 and 2022

Increases Share Repurchase Authorization to $1 Billion

Adopts Short-Term Shareholder Rights Plan

IRVINE, CA, July 7, 2020 — CoreLogic Inc. (NYSE: CLGX) today announced that its Board of Directors has unanimously rejected the unsolicited proposal from Senator Investment Group LP and Cannae Holdings Inc., received on June 26, 2020, to acquire all outstanding common shares of CoreLogic for $65.00 per share in cash. After a careful and thorough review, conducted in consultation with its independent financial and legal advisors, CoreLogic’s Board of Directors unanimously concluded that the unsolicited proposal significantly undervalues the Company, raises serious regulatory concerns, and is not in the best interests of its shareholders.

An investor presentation can be found at http://investor.corelogic.com/.

Paul Folino, Chairman of the Board, said, “Our Board is open to all viable paths to increasing shareholder value, and we are willing to meet with Senator and Cannae, but given CoreLogic’s strong momentum, increasing margins, accelerating growth, and multi-faceted value-creation model, we are unanimous in our belief that CoreLogic will be able to deliver significantly more value to shareholders than this opportunistic proposal. The proposal also fails to address the serious regulatory concerns raised by significant overlaps between CoreLogic and the network of companies associated with Cannae’s Chairman, including Black Knight and Fidelity National.”

“We are seeing the benefits of our strategic realignment, with significant new business wins and continued growth in market share, revenues, free cash flow and EPS in 2020 driven by growth in the core mortgage and insurance and spatial businesses. CoreLogic today is far more than a play on U.S. mortgage volumes, and our materially increased full-year 2020 financial guidance and new 2021 and 2022 guidance underscore the Board’s confidence that our strategy is working. In addition, we have increased CoreLogic’s share repurchase authorization to $1 billion, demonstrating our confidence in the Company’s prospects as well as our ongoing commitment to returning capital to shareholders.”

Strong Financial Performance Expected in 2020, 2021 and 2022

CoreLogic expects full-year 2020 financial results to materially exceed previously issued revenue, EBITDA and EPS guidance ranges, driven principally by continued market share gains and operating leverage.

Updated FY 2020 Financial Guidance:

$ in millions except adjusted EPS	Previous Guidance	Updated Guidance
Revenue	$1,690 - $1,730	$1,840 - $1,880
Adjusted EBITDA(1)	$500 - $525	$565 - $585
Adjusted EPS(2)	$2.80 - $3.00	$3.40 - $3.60

(1)	Net income from continuing operations adjusted for interest, taxes, depreciation and amortization, share-based compensation, non-operating gains/losses, and other adjustments
(2)

Diluted income from continuing operations, net of tax per share, adjusted for share-based compensation, amortization of acquisition-related intangibles, non-operating gains/losses, and other adjustments; assumes an effective tax rate of 26% for 2020

The updated 2020 guidance builds off multiple quarters of strong results, with CoreLogic beating analyst consensus estimates of revenue, adjusted EPS and adjusted EBITDA for full year 2019 and Q1 2020. The Company recently announced increased revenue and EBITDA guidance for Q2 2020.

CoreLogic today also provided 2021 and 2022 financial guidance, reflecting market share gains and major new business wins as well as latest estimates of housing market activity. The Company is confident in its ability to deliver significant value to shareholders by continuing to execute its strategic initiatives and enhance its competitive positioning.

2021 and 2022 Financial Guidance:

$ in millions	2021	2022
Revenue	$1,910 - 1,950	$2,000 - 2,040
Adjusted EBITDA	$595 - 615	$630 - 650

Increasing Return of Capital to Shareholders

Reflecting its confidence in CoreLogic’s business outlook, the Board has increased CoreLogic’s share repurchase authorization to $1 billion. The increased share repurchase authorization is in addition to CoreLogic’s recently initiated quarterly dividend and reflects the Board’s stronger outlook for the business and continued intention to return a significant portion of free cash flow to shareholders.

Short-Term Shareholder Rights Plan

CoreLogic’s Board of Directors has also adopted a short-term shareholder rights plan to ensure that all shareholders are able to realize the long-term value of their investment in CoreLogic.

Under the rights plan, CoreLogic will distribute to its stockholders a dividend of one right for each share of its common stock held as of the close of business on July 17, 2020. Each right is attached to and trades with the associated share of common stock. The rights will generally be exercisable only if a person or group acquires beneficial ownership of 10% or more of the Company’s common stock (or 20% in the case of certain passive investors). This includes such person’s or group’s ownership of derivative instruments, and any such person or group who exceeds the applicable threshold as of adoption of the plan is grandfathered from triggering the plan until such time as they become the beneficial owner of any additional shares of Company common stock or derivative instruments, as further detailed in the rights plan.

If the rights become exercisable, each right (other than rights held by the acquirer and related parties triggering the plan) will entitle the holder to purchase a number of shares of CoreLogic’s common stock with a market value that equals twice the exercise price of the right. Further details about the rights plan are contained in a Form 8-K to be filed with the Securities and Exchange Commission.

Evercore is serving as financial advisor to CoreLogic and Skadden, Arps, Slate, Meagher & Flom is serving as CoreLogic’s legal advisor.

Shareholder Letter

CoreLogic today sent the following letter to its shareholders regarding the Senator/Cannae proposal:

July 7, 2020

Dear Fellow Shareholder,

As you may know, CoreLogic recently received an unsolicited acquisition proposal for $65.00 per share in cash from two of its shareholders, Senator Investment Group LP and Cannae Holdings Inc. After a careful and thorough review, conducted in consultation with our independent financial and legal advisors, the Board unanimously rejected the proposal based on its belief that the proposal significantly undervalues CoreLogic, is opportunistically timed, fails to address serious regulatory concerns, and is not in the best interests of shareholders other than Senator and Cannae.

We want to explain to you why we made this decision and why you can be confident that your Board is laser-focused on delivering maximum value to shareholders.

Senator and Cannae’s Proposal is Opportunistically Timed to Benefit Them

Senator and Cannae are experienced investors who have an understanding of our business and our industry. They know CoreLogic has transformed its business model, is generating significant momentum, and has a wealth of opportunities across its business. Their proposal is opportunistically timed to acquire CoreLogic at a low valuation and then take all the upside that is rightfully yours.

Even their announcement timing was opportunistic, and their public letter appears designed to mislead shareholders. On the evening of June 25, the day before Senator and Cannae announced their proposal, CoreLogic raised Q2 guidance, which resulted in the stock price increasing by ~9% to $57.80 in after-hours trading. Senator and Cannae scrambled to get their announcement out before the market opened on June 26 and before the impact of CoreLogic’s announcement was reflected in the stock price, so they could claim it provided a large premium. In fact, their proposal represents only a 12.5% premium to where CoreLogic had traded on fundamentals the night before.

Senator and Cannae suggested that CoreLogic increased guidance to thwart them, but they know full well that CoreLogic had no knowledge of their proposal until we saw their press release on June 26. Indeed, it appears that Senator and Cannae themselves didn’t intend to submit their proposal that morning, and it was only after they saw the positive impact our guidance had on our after-market share price that they did so. Evidence of this haste is that they had not even completed their acquisition of the 15% economic ownership they claimed in their press release. Based on their own SEC filings, they acquired over 3% on June 26 after their pre-market announcement. Tellingly, they bought some shares at prices above $68.00 per share, revealing they know the shares are worth more than $65.00 per share.

CoreLogic’s Board Has Transformed the Business and Has a Strong Track Record

Since the spin-off in 2010, CoreLogic’s highly qualified Board has overseen successful execution on key initiatives and repositioned the Company into a stronger business with an improved growth and margin profile. CoreLogic is now a less cyclical, more diversified business, with a favorable business mix, differentiated technology, and growth and margin enhancement from productivity initiatives. Over that period, the Board has overseen:

•	Growth in share and market leadership in key operating units

•	Building out high-margin growth drivers: insurance, spatial/hazard, valuation, marketing and realtor solutions

•	Scaling of core mortgage operations

•	Bundled solution packages leveraging our efficient and integrated technology and back-office infrastructure

•	Successful cost productivity initiatives

•	Margins exceeding 30% in last 12 months with further margin expansion expected

•	Migration to Google Cloud Platform

•	Investment in automation and AI

•	Organizational efficiencies/managing headcount

•	Revenue mix shift toward platform and higher profit solutions driving predictability and margins

•	Expanded platform offerings related to mortgage underwriting, home purchase-related marketing services, and insurance and spatial solutions

Executing on these initiatives has led to strong financial results – CoreLogic has met or exceeded consensus estimates for revenue and adjusted EBITDA in each of the past five quarters.

We Have Strong Momentum and it is Accelerating

CoreLogic remains committed to leveraging content, technology and connectivity to power growth, and our momentum continues to accelerate as we execute our plan. In Q1 2020, CoreLogic delivered growth in market share, revenues, free cash flow and earnings per share driven by growth in the core mortgage business as well as the insurance and spatial businesses.

The actions taken to position our business for substantial value creation are already being realized, as evidenced by our increase in Q2 and FY 2020 guidance as well as newly provided guidance for 2021 and 2022. Specifically, this includes:

•

Increasing fiscal 2020 revenue guidance to $1,840 to $1,880 million, adjusted EBITDA guidance to $565 to $585 million, and adjusted EPS guidance to $3.40 to $3.60 — midpoint increases of 9%, 12% and 21%, respectively

•	Providing 2021 revenue guidance of $1,910 to 1,950 million and adjusted EBITDA guidance of $595 to 615 million

•	Providing 2022 revenue guidance of $2,000 to 2,040 million and adjusted EBITDA guidance of $630 to 650 million

•	Increasing share repurchase authorization to $1 billion

We are Market Leaders and Strategic Partners to Clients and Continue to Diversify our Business Mix

Fundamental to the strength of our market position are the efforts taken to diversify our verticals and geographic footprint. Over the last few years, we have grown share and leadership positions in key operating units and built out high-margin growth drivers across insurance, spatial/hazard, valuation, marketing and realtor solutions. We continue to scale our mortgage operations as we further diversify into adjacent business opportunities.

CoreLogic is also evolving to a more predictable revenue mix expected to further drive margins, as well as transforming mission-critical data and workflow solutions through technology and data innovations by migrating toward the Google Cloud Platform. We anticipate realizing associated cost efficiencies and enhanced security measures from the transition.

Based on our forecasted 2021 EBITDA, the Senator/Cannae proposal is in line with our standalone value based on EV/EBITDA multiples we have traded at recently. It provides no takeover premium, ascribes no value to our recently announced business wins and strong pipeline, and ignores the impact of increased return of capital. Furthermore, it fails to reflect potential multiple expansion underpinned by our transformed business and strong guidance. The reality is that CoreLogic today has growth and margin profiles consistent with other publicly traded information service providers.

Proposal Raises Serious Regulatory Concerns

The proposal also fails to address serious regulatory concerns raised by the significant overlaps between CoreLogic and the network of companies associated with Cannae’s Chairman, including Black Knight and Fidelity National. Senator and Cannae fail to acknowledge the inherent regulatory risks in their proposal or address how a transaction could receive regulatory approval and how long that could take.

Commitment to Value

CoreLogic’s Board is committed to delivering value to CoreLogic shareholders who are already reaping the benefits of our progress.

We are open to all viable opportunities to increase value, and we are willing to meet with Senator and Cannae to learn more about their proposal and position on a number of important matters, including ability to deliver appropriate value and plans to address regulatory and other concerns.

We will continue to work tirelessly on your behalf to generate superior shareholder value.

Best Regards,

The CoreLogic Board of Directors

About CoreLogic

CoreLogic (NYSE: CLGX), the leading provider of property insights and solutions, promotes a healthy housing market and thriving communities. Through its enhanced property data solutions, services and technologies, CoreLogic enables real estate professionals, financial institutions, insurance carriers, government agencies and other housing market participants to help millions of people find, buy, and protect their homes. For more information, please visit www.corelogic.com.

Safe Harbor/Forward-Looking Statements

Certain statements made in this press release are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to CoreLogic, Inc.’s (“CoreLogic”, the “Company” or “us”) expected financial results in 2020, 2021 and 2022; overall mortgage market volumes; market opportunities; shareholder value creation; statements regarding our strategic plans or growth strategy; and the near and long-term consequences of the unsolicited proposal we received from Cannae Holdings, Inc. (“Cannae”) and Senator Investment Group, LP (“Senator”) on June 26, 2020 (the “Unsolicited Proposal”). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the SEC. These risks and uncertainties include but are not limited to: any potential developments related to the Unsolicited Proposal; any impact resulting from COVID-19; our ability to protect our information systems against data corruption, cyber-based attacks or network security breaches; limitations on access to or increase in prices for data from external sources, including government and public record sources; systems interruptions that may impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our customers or us, including with respect to consumer financial services and the use of public records and consumer data; difficult conditions in the mortgage and consumer lending industries and the economy generally; risks related to the outsourcing of services and international operations; our ability to realize the anticipated benefits of certain acquisitions and/or divestitures and the timing thereof; impairments in our goodwill or other intangible assets; and our ability to generate sufficient cash to service our debt. The forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures

This press release contains certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EPS, which are provided only as supplemental information. These non-GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. The Company believes that its presentation of these non-GAAP measures provides useful supplemental information to investors and management regarding the Company’s financial condition and results of operations. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest, taxes, depreciation and amortization, share-based compensation, non-operating gains/losses, and other adjustments. Adjusted EPS is defined as diluted income from continuing operations, net of tax per share, adjusted for share-based compensation, amortization of acquisition-related intangibles, non-operating gains/losses, and other adjustments; and assumes an effective tax rate of 26% for 2020. Other firms may calculate non-GAAP measures differently than the Company, which limits comparability between companies. Because the non-GAAP measures included herein are forward-looking, the Company is not able to provide a reconciliation, without unreasonable efforts, of its forward-looking guidance of adjusted EBITDA or adjusted EPS to the most directly comparable GAAP financial measure due to the unknown effect, timing, and potential significance of special charges or gains that are material to the comparable GAAP financial measure.

Important Additional Information and Where to Find It

In the event that Senator and Cannae file a consent solicitation statement or a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with a solicitation to, among other things, possibly remove directors in furtherance of the Unsolicited Proposal (the “Solicitation”), the Company plans to file a proxy statement or a consent revocation statement, as applicable (each, a “Solicitation Statement”), with the SEC, together with a WHITE proxy card or consent revocation card, as applicable. SHAREHOLDERS ARE URGED TO READ THE APPLICABLE SOLICITATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Shareholders will be able to obtain, free of charge, copies of the Solicitation Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card or consent revocation card, as applicable) when filed by the Company with the SEC in connection with the Solicitation at the SEC’s website (http://www.sec.gov), at the Company’s website (https://investor.corelogic.com), or by contacting Innisfree M&A Incorporated by phone toll-free at (877) 750-9498 (from the U.S. and Canada) or +1 (412) 232-3651 (from other locations), or by mail at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York, 10022.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Solicitation. Additional information regarding the identity of these potential participants, none of whom owns in excess of one percent (1%) of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the applicable Solicitation Statement and other materials to be filed with the SEC in connection with the Solicitation. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2020 annual meeting of shareholders (the “2020 Proxy Statement”), filed with the SEC on March 19, 2020. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2020 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Contacts

Investors:

Dan Smith

703-610-5410

danlsmith@corelogic.com

Media:

Sard Verbinnen & Co.

George Sard/Jim Barron/Robin Weinberg

CoreLogic-SVC@SARDVERB.com